EXHIBIT 10.26

AMENDMENT TO
AMENDED AND RESTATED HYPOTHECATION AGREEMENT
AND
US$100,000,000 LETTER OF CREDIT FACILITY

THIS AMENDMENT TO AMENDED AND RESTATED HYPOTHECATION AGREEMENT AND US$100,000,000 LETTER OF CREDIT FACILITY (this “Amendment”) is executed as of this 16th day of December, 2011, by and among Greenlight Reinsurance, Ltd., (“GRL”), Greenlight Reinsurance Ireland, Ltd. (“GRIL”), Bank of America, N.A., (“BANA”) and Merrill Lynch Professional Clearing Corp. (“ML Pro”).

Reference is made herein to that certain letter agreement dated January 18, 2011, by and among BANA, GRL and GRIL, regarding a $100,000,000 letter of credit facility provided by BANA to GRL and GRIL in accordance with the terms thereof (as amended, modified or restated prior to the date hereof, the “Facility Letter”).

Reference is further made herein to that certain Amended and Restated Hypothecation Agreement dated as of January 18, 2011, entered into in connection with the Facility Letter by and among GRL, BANA and ML Pro (as amended, modified or restated prior to the date hereof, the “Hypothecation Agreement”).

WHEREAS, GRL and GRIL have requested that the commitment under the Facility Letter be increased to $200,000,000;

WHEREAS, certain amendments to the Hypothecation Agreement are necessary to reflect therein the amendments made to the Facility Letter; and

WHEREAS, BANA and ML Pro have agreed to increase the commitment and make such other requested amendments subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, GRL, GRIL, BANA and ML Pro hereby agree as follows:

1.	Amendment to Facility Letter.

(a)	Effective as of the date of this Amendment, the reference to “US$100,000,000” in the definition of “Commitment” in the first paragraph of the Facility Letter is hereby replaced with “$200,000,000.”

2.	Amendment to Hypothecation Agreement.

(a)	Effective as of the date of this Amendment, the reference to “$100,000,000” in the introductory paragraph of the Hypothecation Agreement is hereby replaced with “$200,000,000.”

(b)	Effective as of the date of this Amendment, the reference to “$100,000,000” in clause (g) of Section III of the Hypothecation Agreement is hereby replaced with “$200,000,000.”

3.	Miscellaneous.

(a)
Effective as of the date of this Amendment, all references in the Facility Letter, Hypothecation Agreement or any documents executed in connection therewith to either the Facility Letter or the Hypothecation Agreement shall mean the Facility Letter or the Hypothecation Agreement, as applicable, as amended by this Amendment.

(b)
Except as otherwise set forth expressly herein, the terms of the Facility Letter and the Hypothecation Agreement shall remain unchanged and GRL and GRIL hereby ratify and confirm all provisions thereof, as amended by this Amendment.

(c)	This Amendment shall be governed by, and construed and interpreted in accordance with the laws of the State of New York.

(d)
This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of such counterparts shall be construed together to constitute the same document.

(e)
This Amendment represents the final agreement between the parties with respect to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

[Signature Page Follows]

EXECUTED as of the date first written above by:

Greenlight Reinsurance, Ltd.

By: /s/ Tim Courtis
Name: Tim Courtis
Title: Chief Financial Officer

Greenlight Reinsurance Ireland, Ltd.

By: /s/ Tim Courtis
Name: Tim Courtis
Title: Chief Financial Office  r

Bank of America, N.A.

By: /s/ Ana Morales Gillard
Name: Ana Morales Gillard
Title: Vice President

Merrill Lynch Professional Clearing Corp.

By: /s/ Peter Melz
Name: Peter Melz
Title: President & Chief Operating Officer